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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)          July 26, 2000
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                           FRISCH'S RESTAURANTS, INC.
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             (Exact name of registrant as specified in its charter)

                                      OHIO
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         (State or other jurisdiction of incorporation or organization)

                  1-7323                                31-0523213
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        (Commission File Number)           (I.R.S. Employer Identification No.)

 2800 GILBERT AVENUE, CINCINNATI, OHIO                     45206
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(Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code          513-961-2660
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Item 5.    Other Events.

              See attached press release.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                FRISCH'S RESTAURANTS, INC.
                                                -------------------------
                                                        (registrant)


DATE   July 27, 2000
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                                                BY /s/ DONALD H. WALKER
                                                  -------------------------
                                                       Donald H. Walker
                                                  Vice President - Finance and
                                                   Principal Financial Officer


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Company Contact:
          Donald H. Walker                        Bill Roberts, CTC
          Vice President-Finance and CFO          (937) 434-2700
          Frisch's Restaurants, Inc.              Ken Paneral, CTC
          (513) 559-5202                          (847) 729-8521

                    Frisch's Adds Cleveland and Toledo to Its
                         Golden Corral Development Plans

FOR IMMEDIATE RELEASE

         Cincinnati, OH--July 26, 2000, Frisch's Restaurants, Inc. (Amex: FRS) and Golden Corral Franchising Systems, Inc. announced today that they have signed an area development agreement whereby Frisch's will open and operate fifteen Golden Corral restaurants during the next seven years in the Cleveland and Toledo, Ohio markets. The agreement calls for the first two restaurants to be opened in 2001. This brings to 40 the number of Golden Corral restaurants that Frisch's has agreed to own and operate.

         Craig F. Maier, President and CEO of Frisch's said, "The success we have had with our first five Golden Corrals in the Cincinnati market made our decision to seek additional territory for development an easy one. We look forward to continuing our fine working relationship with the people at Golden Corral."

         Theodore M. Fowler, Jr., President and CEO of Golden Corral Corporation said, "We're confident the new Golden Corrals in the Cleveland and Toledo markets will be highly successful, because the management group at Frisch's Restaurants, Inc. is very experienced and will apply the same high operating standards that have been shown in their Cincinnati units. I'm most impressed with Frisch's CEO Craig Maier, Todd Rion, their director of operations, and the entire management team. Golden Corral is proud to have Frisch's in our system."

         Golden Corral, with headquarters in Raleigh, North Carolina, is the leading restaurant chain in the grill-buffet segment of the restaurant industry, ranking first in systemwide sales, market share and growth in the number of U.S. units according to the June, 2000 Nation's Restaurant News Top 100 survey. Golden Corral, whose menu features steaks and a wide variety of buffet items, opened its first restaurant in 1973, and currently operates and franchises a total of 452 restaurants located in 38 states.

         Frisch's Restaurants, Inc. operates 88 family-style restaurants under the name of Frisch's Big Boy in Indiana, Kentucky and Ohio and licenses another 37 restaurants to other Big Boy operators. The Company owns and operates five Golden Corral restaurants in greater Cincinnati, with plans to develop 20 more in the Cincinnati, Louisville and Dayton markets. The Company will also operate (until they are sold) two high-rise hotels with banquet facilities and dining rooms in metropolitan Cincinnati. Frisch's has recorded positive net earnings for all 40 years the Company has been public and has paid 158 consecutive quarterly cash dividends.